UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564462
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Bee Caves Road, Suite 608 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in the Current Report on Form 8-K (the “Original 8-K”) of Victory Energy Corporation (the “Company”) filed on July 8, 2014 with the U.S. Securities and Exchange Commission (the “SEC”), on June 30, 2014, Aurora Energy Partners, a Texas general partnership (“Aurora”) of which the Company, is the managing partner and owner of a 50% partnership interest, entered into a purchase and sale agreement (the “PSA”) with TELA Garwood Limited, LP (the “Seller”). Pursuant to the PSA, Aurora acquired 10% of the Seller’s right, title and interest in certain oil and gas assets (the “Acquired Assets”) located in a project area in the Permian Basin, Texas known as the Fairway Project (the “Fairway Acquisition”). The closing of the Fairway Acquisition will occur on two separate dates, those being June 30, 2014 (the “First Closing Date”) and at a future date not yet determined (the “Second Closing Date”). On the First Closing Date, Aurora completed the acquisition of certain of the Acquired Assets from the Seller, including a 10% non-operated interest in the Seller’s Darwin, BOA and Wagga Wagga production leases (the “First Closing Fairway Assets”). On the Second Closing Date, Aurora will pay the balance of the purchase price in return for the assignment by the Seller of the remaining Acquired Assets to Aurora. The total purchase price to be paid for the Acquired Assets will be determined upon completion of curative title work of the remaining properties in the Fairway Prospect.

This Current Report on Form 8-K/A (“Form 8-K/A”) is being filed to amend Item 9.01(a) and Item 9.01 (b) of the Original Form 8-K to present certain financial statements and unaudited pro forma financial information for the Fairway Acquisition and other events. No other modifications to the Original Form 8-K are being made by this Form 8-K/A. This filing is also updating the pro forma financial information included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 18, 2014 in the unaudited Financial Statements Footnote 2 – Acquisitions and Dispositions regarding the Revenues and Direct Operating Expenses for the Fairway Properties for the six months ended June 30, 2014 and 2013.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited statements of revenues and direct operating expenses of the First Closing Fairway Assets for the years ended June 30, 2014 and 2013 are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial statements giving effect to the acquisition of the First Closing Fairway Assets for the year ended December 31, 2013 and for the six months ended June 30, 2014 and 2013, which give effect to the acquisition of the First Closing Fairway Assets of the first closing, are attached hereto as Exhibit 99.2.

(c)	Shell Company Transactions None.

(d)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm – GBH CPAs, PC

99.1	Audited statements of revenues and direct operating expenses of the First Closing Fairway Assets for the years ended June 30, 2013 and 2014 and (Unaudited) Standardized Measure of Discounted Future Cash Flows for the years ended June 30, 2013 and 2014.

99.2	Unaudited pro forma combined financial statements giving effect to the acquisition of the First Closing Fairway Assets for the year ended December 31, 2013 and for the six months ended June 30, 2014 and 2013, which give effect to the acquisition of the First Closing Fairway Assets for the first closing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: September 16, 2014	By:	/s/ Kenneth Hill
Kenneth Hill
Chief Executive Officer